FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2006 AND 2005

PAGE	3	CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2006 and 2005, AND FOR THE PERIOD FROM JULY 14, 2004 (INCEPTION) THROUGH DECEMBER 31, 2006

PAGE	4	CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIENCY FOR THE PERIOD FROM JULY 14, 2004 (INCEPTION) THROUGH DECEMBER 31, 2006

PAGE	5	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005, AND FOR THE PERIOD FROM JULY 14, 2004 (INCEPTION) THROUGH DECEMBER 31, 2006

PAGES	6-10	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 AND 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Focus Views, Inc.

We have audited the accompanying consolidated balance sheets of Focus Views, Inc. (a development stage company) (the “Company”) as of December 31, 2006 and 2005 and the related consolidated statements of operations, changes in stockholders’ deficiency and cash flows for the years ended December 31, 2006 and 2005 and for the period from July 14, 2004 (inception) through December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of The Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Focus Views, Inc. (a development stage company) as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 and for the period from July 14, 2004 (inception) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 6 to the consolidated financial statements, the Company has a net loss of $88,408 for the period from July 14, 2004 (inception) through December 31, 2006, a working capital deficiency of $79,795 and a stockholders’ deficiency of $78,408 at December 31, 2006. These matters raise substantial doubt about its ability to continue as a going concern.  Management’s plan in regards to these matters is described in Note 6. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Weinberg & Company, P.A.
Boca Raton, Florida
November 28, 2007 (except for note 7 as to which the date is December 3, 2007)

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	December 31, 2006	December 31, 2005

ASSETS

Current Assets
Cash	$6	$11
Stock subscriptions receivable	9,550	-

Total Current Assets	9,556	11

Office equipment (net of accumulated depreciation of $1,124 and $428, respectively )	1,387	1,113

TOTAL ASSETS	$10,943	$1,124

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

LIABILITIES

Due to affiliated company	$89,351	$54,896

Total Current Liabilities	89,351	54,896

STOCKHOLDERS’ DEFICIENCY

Preferred Stock, $.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding	-	-
Common Stock, $.0001 par value, 100,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock to be issued (100,000 and 5,750,000 shares, respectively)	10	575
Additional paid in capital	9,990	5,175
Stock subscriptions receivable	-	(5,750)
Deficit accumulated during development stage	(88,408)	(53,772)

Total Stockholders’ Deficiency	(78,408)	(53,772)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$10,943	$1,124

See accompanying notes to consolidated financial statements.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period From July 14, 2004 (Inception) through December 31, 2006

Income	$-	$49	$49

Expenses
Rent	28,550	35,760	80,700
Professional fees	1,025	-	1,025
Office	893	575	1,894
Depreciation	696	428	1,124
Travel and entertainment	3,472	342	3,814

Total expenses	34,636	37,105	88,457

NET LOSS	$(34,636)	$(37,056)	$(88,408)

See accompanying notes to consolidated financial statements.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIENCY
FOR THE PERIOD FROM JULY 14, 2004 (INCEPTION)
THROUGH DECEMBER 31, 2006

	Common Stock to Be Issued	Stock Subscriptions Receivable	Additional Paid in Capital	Deficit Accumulated During Development Stage	Total

Net loss for the period ended December 31, 2004	$-	$-	$-	$(16,716)	$(16,716)

BALANCE AT DECEMBER 31, 2004	-	-	-	(16,716)	(16,716)

Common stock to be issued (5,750,000 shares)
in exchange for subscriptions receivable	575	(5,750)	5,175	-	-

Net loss for the year ended December 31, 2005	-	-	-	(37,056)	(37,056)

BALANCE AT DECEMBER 31, 2005	$575	$(5,750)	$5,175	$(53,772)	$(53,772)

Cancellation of stock subscriptions (5,750,000 shares)	(575)	5,750	(5,175)	-	-

Common stock to be issued (100,000 shares)
in exchange for subscriptions receivable	10	(10,000)	9,990	-	-

Net loss for the year ended December 31, 2006	-	-	-	(34,636)	(34,636)

BALANCE AT DECEMBER 31, 2006	$10	$(10,000)	$9,990	$(88,408)	$(88,408)

See accompanying notes to consolidated financial statements.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For The Period From July 14, 2004 (Inception) through December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(34,636)	$(37,056)	$(88,408)

Adjustment to reconcile net loss to net cash (used in) provided by operating activities:

Depreciation expense	696	428	1,124

Net Cash (Used In) Provided By Operating Activities	(33,940)	(36,628)	(87,284)

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchases of office equipment	(970)	(1,541)	(2,511)

Net Cash Used In Investing Activities	(970)	(1,541)	(2,511)

CASH FLOWS FROM FINANCING ACTIVITIES:

Loans from affiliated company	34,905	38,180	89,801

Net Cash Provided By Financing Activities	34,905	38,180	89,801

NET (DECREASE) INCREASE IN CASH	(5)	11	6

CASH – BEGINNING OF PERIOD	11	-	-

CASH – END OF PERIOD	$6	$11	$6

See accompanying notes to consolidated financial statements.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) Organization and Business Operations

Focus Views, Inc. was incorporated under the laws of the State of Delaware on November 14, 2006. A wholly owned subsidiary, Focus Views, Inc. was incorporated on July 14, 2004 under the laws of the State of Florida (collectively, the “Company”). The Company is considered to be in the development stage.

The Company was formed for the purpose of providing clear, concise, and consolidated market data and news to the investment community, primarily through the Internet. The Company’s offices are located in Hallandale, Florida. There have been no significant operations since inception.

(B) Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(C) Office Equipment

Office equipment is recorded at cost and depreciated over the estimated useful lives of the related assets. Office equipment is being depreciated using the straight line method with a useful life of 3 years.

(D) Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

(E) Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159’s objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted account principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. SFAS No. 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS no. 159 also requires companies to display the fair value of those assets and liabilities for which the company has chosen to use fair value on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107. SFAS No. 159 is effective as of the beginning of a company’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided the company makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157. The Company is currently assessing the potential effect of SFAS No. 159 on its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which establishes a formal framework for measuring fair value under Generally Accepted Accounting Principles (“GAAP”). SFAS 157 defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements. Although SFAS 157 applies to and amends the provisions of existing FASB and American Institute of Certified Public Accountants (“AICPA”) pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards. SFAS 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for: SFAS 123R, share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently assessing the potential effect of SFAS No. 157 on its financial statements.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The Company does not expect FIN 48 will have a material effect on its financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

NOTE 2	DUE TO AFFILIATED COMPANY

Various office and organizational expenses, including rent expense (see Note 3), have been paid by a corporation which is 100% owned by the Company’s CEO. These start-up and office expenses are being accrued and comprise the balance of due to affiliated company on the balance sheet. These amounts are non-interest bearing and have no specific repayment terms.

NOTE 3	LEASE AGREEMENT

The Company rents office space from an affiliated company (see Note 2) on a month to month basis under a verbal agreement. The Company accrues this rent expense at $1,950 per month.

NOTE 4	INCOME TAXES

At December 31, 2006 and 2005 the Company had net operating loss carry-forwards for both federal and state purposes of $88,408 and $53,772 respectively. This resulted in the Company having potential deferred tax assets of $17,300 and $10,720, at December 31, 2006 and 2005, respectively.

These potential deferred tax assets have been entirely offset by valuation allowances resulting in net deferred tax assets of zero. The Company’s management has not determined that it is more likely than not that the deferred tax assets will be realized through future taxable income.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 5	STOCKHOLDERS’ DEFICIENCY

During the year ended December 31, 2005 the Company recorded 5,750,000 shares of common stock to be issued and corresponding subscriptions receivable related to three stock subscription agreements for an aggregate consideration of $5,750 (or $.001 per share). The Company did not receive payment for these stock subscriptions and has subsequently cancelled the stock subscription agreements. The effect of the cancelled stock subscription agreements is reflected in the statement of changes in stockholders’ deficiency.

During the year ended December 31, 2006 the Company recorded 100,000 shares of common stock to be issued and corresponding subscriptions receivable related to two stock subscription agreements for an aggregate consideration of $10,000 (or $.10 per share). See Note 7.

NOTE 6	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company has a net loss of $88,408 for the period from July 14 (inception) through December 31, 2006, a working capital deficiency of $79,795 and a stockholders’ deficiency of $78,408 as of December 31, 2006. These matters raise substantial doubt about our ability to continue as a going concern.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company’s existence is dependent on management’s ability to raise capital and develop profitable operations.  In order to improve the Company’s liquidity, management is actively pursuing the completion of a merger with a public company (see Note 7).  There can be no assurance the Company will be successful in its efforts to raise additional financing.

NOTE 7	SUBSEQUENT EVENTS

In November 2007, the Company collected in full the stock subscriptions receivable.

In November 2007, the Company has initiated the right to buy out the interest of a party resulting from an agreement entered into in January 2007, wherein that party was to assist the Company in certain business related transactions. The buyout fee is $100,000, payable in cash or the equivalent number of common stock shares as will be determined at a future date.

FOCUS VIEWS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

In December 2007, the Company and Tradeshow Products, Inc., a U.S. public shell company incorporated in the state of Nevada, entered into an Agreement and Plan of Reorganization whereby Tradeshow Products, Inc. agrees to acquire all of the issued and outstanding shares of the Company. Pursuant to this Agreement, Tradeshow Products has agreed to cancel 23,275,000 shares of its issued and outstanding common stock and then issue 79,000,000 shares of common stock to the shareholders of the Company, resulting in Tradeshow Products having 101,225,000 shares of common stock issued and outstanding and the shareholders of the Company controlling an aggregate of 78% of the common stock. As a result of this acquisition, the Company became a wholly owned subsidiary of Tradeshow Products, Inc. The current officers and directors of Tradeshow Products, Inc. resigned and the current officer and director of the Company was appointed the sole officer and director.